SECOND AMENDMENT
TO THE
TXNM ENERGY, INC.
2024 LONG-TERM INCENTIVE PLAN
PNM Resources, Inc. previously adopted the 2024 Long-Term Incentive Plan (the “Plan”) pursuant to the PNM Resources, Inc. 2023 Performance Equity Plan. PNM Resources, Inc. was subsequently renamed as TXNM Energy, Inc. (the “Company”) and the PNM Resources, Inc. 2023 Performance Equity Plan was subsequently renamed as the TXNM Energy, Inc. 2023 Performance Equity Plan (the “PEP”). The Plan was subsequently amended on one occasion. By this instrument, the Company desires to amend the Plan as set forth below.
1.This Second Amendment shall be effective as of December 3, 2024.
2.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.Attachment C to the Plan is hereby amended and restated to read as attached as Exhibit 2 hereto.
4.This Second Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Second Amendment.
IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized representative on this 18 day of December, 2024.
TXNM ENERGY, INC.

By:    /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary

4937-4729-4723.2

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
CEO	Performance Shares = 101.5% of base salary	Performance Shares = 203% of base salary	Performance Shares = 406% of base salary
President and COO for the period beginning January 1, 2025	Performance Shares = 78.75% of base salary	Performance Shares = 157.5% of base salary	Performance Shares = 315% of base salary
President and COO from January 1, 2024 through December 31, 2024	Performance Shares = 57.75% of base salary	Performance Shares = 115.5% of base salary	Performance Shares = 231% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Performance Shares = 47.25% of base salary	Performance Shares = 94.5% of base salary	Performance Shares = 189% of base salary
All other SVPs	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
VP, NM Operations as of April 27, 2024	Performance Shares = 22.75% of base salary	Performance Shares = 45.5% of base salary	Performance Shares = 91% of base salary
All other VPs	Performance Shares = 19.25% of base salary	Performance Shares = 38.5% of base salary	Performance Shares = 77% of base salary

Exhibit 2

ATTACHMENT C
Time-Vested Restricted Stock Rights Award Opportunity Table

Officer Level	Award
CEO	Restricted Stock Rights = 87% of base salary
President and COO	Restricted Stock Rights = 67.5% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Restricted Stock Rights = 40.5% of base salary
All other SVPs	Restricted Stock Rights = 25.5% of base salary
VP, NM Operations as of April 27, 2024	Restricted Stock Rights = 19.5% of base salary
All other VPs	Restricted Stock Rights = 16.5% of base salary

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